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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                             BEYOND.COM CORPORATION

     YOU MUST USE THIS FORM OR ONE SUBSTANTIALLY EQUIVALENT TO THIS FORM TO ACCEPT THE EXCHANGE OFFER OF BEYOND.COM CORPORATION (THE "COMPANY") MADE PURSUANT TO THE PRELIMINARY PROSPECTUS, DATED JUNE 3, 2000 (THE "PROSPECTUS"), IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH LASALLE NATIONAL BANK, AS EXCHANGE AGENT (THE "EXCHANGE AGENT") PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE OF THE EXCHANGE OFFER. SUCH FORM MAY BE DELIVERED OR TRANSMITTED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT AS SET FORTH BELOW. IN ADDITION, IN ORDER TO UTILIZE THE GUARANTEED DELIVERY PROCEDURE TO TENDER EXISTING NOTES PURSUANT TO THE EXCHANGE OFFER, A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DEPOSITORY TRUST COMPANY'S ATOP SYSTEM, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS MUST ALSO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE. CAPITALIZED TERMS NOT DEFINED HEREIN ARE DEFINED IN THE PROSPECTUS.

                                  Delivery To:

                             LASALLE NATIONAL BANK
                                 EXCHANGE AGENT

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       By Registered & Certified Mail:             By Regular Mail or Overnight Courier:
      135 South LaSalle St. Suite 1960               135 South LaSalle St. Suite 1960
              Chicago, IL 60603                              Chicago, IL 60603
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                            In Person by Hand Only:

                        135 South LaSalle St. Suite 1960
                               Chicago, IL 60603

                             For Information Call:

                                 (312) 904-5619

          By Facsimile Transmission (for Eligible Institutions only):

                     Attention: Corporate Trust Operations
                              Confirm by Telephone

                                 (312) 904-5619

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

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Total Principal Amount of Existing Notes Tendered:*         For book-entry transfer to The
                                                            Depository Trust Company, please
                                                            provide account number.

$ ------------------                                        Account Number ------------------------
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* Must be in denominations of principal amount of $3,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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X
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 SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                            DATE

 AREA CODE AND TELEPHONE NUMBER:
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     MUST BE SIGNED BY THE HOLDER(S) OF EXISTING NOTES AS THEIR NAME(S)
APPEAR(S) ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW:

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                                 PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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